SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

 FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 1, 2021

CANNAGISTICS, INC.

 (Exact name of registrant as specified in charter)

Delaware	000-55711	86-3911779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2110 5th Avenue Ronkonkoma, NY	11779
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-676-7230

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

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Item 1.01 Entry into a Material Definitive Agreement

On July 1, 2021, Cannagistics, Inc. (the “Company”) entered into a Reorganization and Stock Purchase Agreement (the “Agreement”) with Availa Bio, Inc. (“Availa”) and The Integrity Wellness Group, Inc., formerly known as Cannaworx Holdings, Inc. (“Integrity Wellness”). Pursuant to the Agreement, the Company purchased 100% of the outstanding capital stock of Integrity Wellness from Availa in exchange for 4,400,000 shares of the Company’s Series F Convertible Preferred Stock (the “Series F”).

The Agreement provides for certain post-closing actions to be taken by the Company, including (i) effecting a 1-for-100 reverse stock split of the Company’s common stock, (ii) the Company using its best efforts to consummate a $5,000,000 financing, some of the proceeds of which to be used to pay the Note as defined below, (iii) the Company effecting a name change, (iv) the officers and directors of the Company consisting of Rob Gietl, President and Director and James W. Zimbler, Vice-President and Director, and (v) the holders of the Company’s 10,000,000 outstanding shares of Series D Convertible Preferred Stock converting their shares into a total of 745,000,000 shares of the Company’s common stock pursuant to conversion agreements with such holders.

In connection with the Agreement, the Company borrowed $175,000 from Cimarron Capital, Inc. (“Cimarron”) and issued Cimarron two separate Promissory Notes for $150,000 and $200,000, respectively, both dated July 6, 2021 (the “Notes”). Each Note bears 0% interest and is payable upon the earlier of the closing of a securities offering or July 6, 2022.

In addition, pursuant to the Agreement the Company, either directly or through Integrity Wellness which as a result of the share exchange became a wholly owned subsidiary of the Company, entered into the following employment and consulting agreements:

The Company entered into a Consulting Agreement with Rob Geitl dated July 1, 2021, for an initial term of three years. Under this Consulting Agreement, Mr. Geitl will serve as the Chief Executive Officer of the Company and will be compensated as follows: (i) (A) for the first year of the initial term, $15,000 per month, (B) for the second year of the initial term, $17,500 per month, and (C) for the third year of the initial term, $20,000 per month; and (ii) a number of shares of restricted common stock equal to 5% of the Company’s issued and outstanding common stock, or 9,158,333 shares, with one-half of such shares vesting in 18 months and the other half vesting of such shares at the end of the initial term.

The Company entered into a Consulting Agreement with Emerging Growth Advisors, Inc., wholly owned by James W. Zimbler, dated July 1, 2021, for an initial term of three years. Under this Consulting Agreement, Emerging Growth Advisors, Inc. will be compensated 12,500 per month and a Health Insurance Allowance of up to $1,500 per month. The Agreement also provides that Emerging Growth Advisors, Inc., shall receive 900,000 shares of Series E Preferred Stock in exchange for the cancellation of 6,000,000 shares of Series C Preferred Stock in the name of Emerging Growth Advisors, Inc.

The Company entered into a Consulting Agreement with Cimarron dated July 1, 2021, for an initial term of 30 months. Under this Consulting Agreement, Cimarron will provide the Company certain strategic and business development services in exchange for (i) 900,000 shares of its Series E Convertible Preferred Stock (the “Series E”), (ii) a monthly fee of $5,000, and (iii) 10% of the net proceeds of any business generated for the Company by Cimarron.

The Company entered into a Consulting Agreement with Leonard Tucker LLC (“LT LLC”) dated July 1, 2021, for an initial term of 30 months. Under this Consulting Agreement, LT LLC will provide the Company with certain business and compliance services in exchange for (i) 1,800,000 shares of its Series E, (ii) a monthly fee of $12,500, and (iii) 10% of the net proceeds of any business generated for the Company by LT LLC.

The Agreement also contains customary indemnification obligations in the event of a material breach of any representation, warranty, agreement, or covenant contained in the Agreement.

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In connection with the Agreement, the Company shall file charter amendments with the Delaware Secretary of State designating the rights, preferences and limitations of the Series E (the “Series E COD”) and the Series F (the “Series F COD”).

Under the Series E COD, 3,600,000 shares of preferred stock will be designated as Series E. Each share of Series E will automatically convert into 100 shares of commons stock on June 30, 2023, subject to extension if approved by the Series E holders. The Series E will rank pari passu with the common stock with respect to dividends and liquidation preference on an as-converted basis. The Series E will be non-voting and contain full ratchet anti-dilution protection entitling the holder(s) to receive 36% of the Company’s common stock upon conversion, and tag along rights enabling it to participate in a sale of the Series F.

Under the Series F COD, 4,400,000 shares of preferred stock will be designated as Series F. Each share of Series F will automatically convert into 100 shares of commons stock on June 30, 2023, subject to extension if approved by the Series F holders. The Series F will rank pari passu with the common stock with respect to dividends and liquidation preference on an as-converted basis. The Series F will vote on an as-converted basis and contain full ratchet anti-dilution protection entitling the holder(s) to receive 44% of the Company’s common stock upon conversion, and tag along rights enabling it to participate in a sale of the Series E.

The foregoing description of the Agreement and the related transactions consummated and contemplated thereby is qualified in its entirety by the full text of the Agreement which is filed herewith as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description of the Agreement and the transactions consummated thereby set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01 by reference.

The appropriate financial information will be filed with an 8-K/A within 71 days.

Item 3.02	Unregistered Sales of Equity Securities.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing issuances did not involve any public offering and are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) thereunder.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Reorganization and Stock Purchase Agreement dated July 1, 2021*

* Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the Staff of the Securities and Exchange Commission upon request any omitted information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannagistics, Inc.

Date: July 16, 2021	By:	/s/ James W. Zimbler
James W. Zimbler Vice President/Director

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